     As filed with the Securities and Exchange commission on June 27, 1996



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                        ________________________________
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 1996
                                                   -------------
                                West Marine, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

          Delaware                         0-22512               77-035-5502
- ----------------------------          ----------------       -------------------
(State or other jurisdiction          (Commission File          (IRS Employer
      of incorporation)                    Number)           Identification No.)

500 Westridge Drive, Watsonville, California                          95076-4100
- --------------------------------------------                          ----------
  (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (408) 728-2700
                                                     --------------
                                 Inapplicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets.

          On June 17, 1996, West Marine, Inc., a Delaware corporation (the "Registrant"), announced that it had completed the previously reported acquisition of E&B Marine Inc., a Delaware corporation ("E&B Marine"), in a stock-for-stock merger transaction. The Board of Directors of the Registrant and E&B Marine approved the merger (the "Merger") at their respective meetings held on April 1, 1996, and the stockholders of E&B Marine approved the Merger at the annual meeting of stockholders held on June 17, 1996. In the Merger, each outstanding share of E&B Marine common stock was converted into the right to receive 0.15157 of a share of the Registrant's common stock, except for fractional shares, which will be paid in cash. E&B Marine Common Stock ceased to be traded on the Nasdaq National Market after the close of trading on June 17, 1996.

          The additional information required by this Item was previously reported in the Registrant's Proxy Statement/Prospectus dated May 17, 1996 (the "Proxy Statement/ Prospectus"), which was filed as part of the Registrant's Amendment No. 1 to Registration Statement on Form S-4, filed with the Securities and Exchange Commission on May 15, 1996.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements of Business Acquired.

          The information required by this Item was previously reported in the Registrant's Proxy Statement/Prospectus.

          (b) Pro Forma Financial Information.

          The information required by this Item was previously reported in the Registrant's Proxy Statement/Prospectus.

          (c) Exhibits.

          None.

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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WEST MARINE, INC.
                                       (Registrant)



Date:  June 27, 1996                 By:            /s/ John C. Zott
                                         --------------------------------------
                                                      John C. Zott
                                         Senior Vice President, Chief Financial
                                                  Officer and Secretary

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